SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 28, 2005 (July 28, 2005)


                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                       0-7501                 83-0214117
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

              3318 Hwy 5, No. 504; Douglasville, Georgia 30135-2308
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                    (Address of principal executive offices)

                                  404-348-4728
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              (Registrant's telephone number, including area code)

                     125 Valleyside Drive, Dallas, GA 30157
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425).

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12).

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01. OTHER EVENTS

Please be advised that effective August 1, 2005 Ruby Mining Company and it's operating subsidiary Admiralty Corporation has changed their addresses.

All correspondence to Ruby Mining Company and it's subsidiary Admiralty Corporation should be sent to:

Ruby Mining Company
P.O. Box 2240
Dallas, GA 30132

Overnight packages should be sent to:

Ruby Mining Company
125 Valleyside Drive
Dallas, GA 30157

The address for the principle executive offices will be:

Ruby Mining Company
3318 Hwy 5, No. 504
Douglasville, GA 30135-2308

The telephone and fax numbers have been changed to:
Toll Free: 877-948-7327
Local: 404-348-4728
Fax: 877-948-7327



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        RUBY MINING COMPANY
                                        (Registrant)


Dated: July 28, 2005                    By     /s/ G. Howard Collingwood
                                             -----------------------------------
                                             G. Howard Collingwood
                                             Chairman and CEO